SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): January 31, 1997


                        WESTERN PACIFIC AIRLINES
         (Exact name of registrant as specified in its charter)


          Delaware                000-27238      86-0758778
(State or other jurisdiction   (Commission     (I.R.S. Employer
        of incorporation        File number)   Identification No.)



2864 South Circle Drive, Suite 1100
Colorado Springs, Colorado                            80906
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (719) 579-7737


Former name or former address, if changed since last report


Item 5.   OTHER EVENTS

On January 31, 1997, Western Pacific Airlines, Inc. (the "Company") entered into a series of transactions expected to culminate in the acquisition of shares of the Company's newly created Series B Preferred Stock, $0.001 par value per share (the "Preferred Stock"), by two of the Company's existing stockholders.

Under the first step in these transactions, each of Hunt Petroleum of Texas, Inc. ("Hunt") and GFI Company ("GFI") loaned to the Company the principal amount of $10,000,000 (which includes the $2,500,000 previously loaned by each of Hunt and GFI to the Company in December, 1996) (the "Loans"), such Loans evidenced by the Promissory Notes attached hereto as Exhibit A and Exhibit B and incorporated herein by this reference (the "Notes"). Simultaneously with the Loans, the Company's Board of Directors authorized the creation of the Preferred Stock by authorizing the filing with the Delaware Secretary of State of the Certificate of Designation, Preferences and Rights attached hereto as Exhibit C, and incorporated herein by this reference.

Pursuant to the terms of the Stock Purchase Agreement entered into among Hunt, GFI and the Company on January 31, 1997 (the "Stock Purchase Agreement"), each of Hunt and GFI agreed to purchase 100,000 shares of the Company's Preferred Stock at a purchase price of $100 per share, subject to the satisfaction of certain conditions precedent set forth in the Stock Purchase Agreement. The Preferred Stock is subject to certain redemption rights of the Company and the investors, respectively. A copy of the Stock Purchase Agreement is attached hereto as Exhibit D and incorporated herein by this reference. Payment of the purchase price for the Preferred Stock is expected to be made by cancellation of the Notes. In addition, at the closing of the purchase of the Preferred Stock, the Company agreed to issue to each of Hunt and GFI warrants (the "Warrants") to purchase, subject to certain vesting conditions, an aggregate of 2,650,000 shares of the Company's common stock, $0.001 par value per share, at a price of $0.01 per share, such Warrants to be in the forms attached hereto as Exhibit E and Exhibit F and incorporated herein by this reference. The closing of the purchase of the Preferred Stock and the other transactions contemplated by the Stock Purchase Agreement is subject to the satisfaction of certain conditions precedent specified in the Stock Purchase Agreement.

A copy of the press release of the Company, dated January 31, 1997, is attached hereto as Exhibit G and incorporated herein by this reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits


 INDEX
-----------

Exhibit
Number            Description of Document
-------     -------------------------------------------------------------
 10.67      Promissory Note from the Company to Hunt

 10.68      Promissory Note from the Company to GFI

 10.69 Certificate of Designation, Preferences and Rights of Series B Preferred Stock

 10.70      Stock Purchase Agreement dated as of January 31,
            1997, by and among the Company, Hunt and GFI

 10.71      Warrants to be issued to Hunt

 10.72      Warrants to be issued to GFI

 10.73      Press Release dated January 31, 1997



 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 10, 1997
WESTERN PACIFIC AIRLINES, INC.


By:/s/  ROBERT A. PEISER
-----------------------------------------
Robert A. Peiser
President and Chief Executive Officer